UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 30, 2008

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-26323	51-0402415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

227 West Monroe, Suite 3900	60606
Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code  (312) 701-0793

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

John L. Drew resigned as Chief Financial Officer effective as of November 30, 2008. Since August 1, 2007, Mr. Drew has been employed by the Company.

Prior to Mr. Drew’s resignation, the Board of Directors approved the following severance for Mr. Drew upon his termination of employment, except upon termination for cause of his employment agreement (“Severance Benefits”): (i) the grant of 2,200,000 shares of Company common stock, which will bear restrictive legends and will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933, as amended, (ii) payment of the sum of $5,600, which will constitute a cash severance payment, and (iii) acceleration of all unvested stock options (“Unvested Stock Options”) to purchase Company common stock previously granted to him, with the right to exercise those options for a period of 18 months after the date of employment termination. As of the date hereof, the number of shares underling the Unvested Stock Options is 6,666,667 shares.

Mr. Drew has agreed to release the Company from all claims related to his employment at the Company except for rights to his stock options to purchase Company common stock, rights under his Indemnification Agreement dated as of August 28, 2007, between him and the Company, and rights to his Severance Benefits.

The Board of Directors also approved the acceleration of all unvested stock options granted to Christopher W. Capps, President and Chief Executive Officer of the Company, effective upon the termination of his employment at the Company, except upon termination of his employment for cause.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other documents that we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements relating to, among other matters, our future performance, our business and future events. All statements other than statements of historical facts are forward-looking statements, including, without limitation, any statements of the plans and objectives of management for future operations, any projections of revenue earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could,” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company’s Current Report on Form 8-K filed November 4, 2008, regarding a change in control of the Company and the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC.
(Registrant)

Date: December 1, 2008	By:	s/Christopher W. Capps
Christopher W. Capps, President and Chief Executive Officer